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For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Interactive Data Corp. 10 1/4% due 8/1/2018
2.   Date of Purchase: July 20, 2010 3.  Date offering commenced:
July 20, 2010
4.   Underwriters from whom purchased:  Barclays Capital Inc.
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$500,000 (Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $700,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  2.5%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  August 30,
2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Wynn Las Vegas LLC/Corp 7 3/4% due 8/15/2020
2.   Date of Purchase: July 21, 2010 3.  Date offering commenced:
July 21, 2010
4.   Underwriters from whom purchased:  Deutsche Bank Securities
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$250,000 (Firmwide)
7. Aggregate principal amount or total number of shares of offering: $1,320,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  1.5%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  September
10, 2010



For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Entravision Communication 8 3/4% due 8/1/2017
2.   Date of Purchase: July 22, 2010 3.  Date offering commenced:
July 22, 2010
4.   Underwriters from whom purchased:  Citigroup Global Markets
Hldgs.
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$987,220 (Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $394,888,000
8.   Purchase price (net of fees and expenses): $98.722
9.   Initial public offering price:  $98.722
10.   Commission, spread or profit:  1.72%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  October 11,
2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Texas Industries Inc. 9 1/4% due 8/15/2020
2.   Date of Purchase: July 27, 2010 3.  Date offering commenced:
July 27, 2010
4.   Underwriters from whom purchased:  Banc of America
Securities LLC
5.    Affiliated Underwriter  managing or participating in
syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$1,500,000(Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $650,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  1.75%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  September
10, 2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Marina District Finance 9 7/8% due 8/15/2018
2.   Date of Purchase: August 4, 2010 3.  Date offering commenced:
August 4, 2010
4.   Underwriters from whom purchased:  Banc of America Securities
LLC
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$198,630 (Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $397,260,000
8.   Purchase price (net of fees and expenses): $99.315
9.   Initial public offering price:  $99.315
10.   Commission, spread or profit:  2.482%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  September 10,
2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Targa Resources Partners 7 7/8% due 10/15/2018
2.   Date of Purchase: August 10, 2010 3.  Date offering
commenced: August 10, 2010
4.   Underwriters from whom purchased:  Banc of America Securities
LLC
5.    Affiliated Underwriter  managing or participating in
syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$1,000,000,(Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $250,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  2.0%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  September 10,
2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Linn Energy LLC/ Fin. Corp. 7 3/4% due 2/1/2021
2. Date of Purchase: September 8, 2010 3. Date offering commenced: September 8, 2010
4.   Underwriters from whom purchased:  Barclays Capital Inc.
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$3,930,560 (Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $982,640.000
8.   Purchase price (net of fees and expenses): $98.264
9.   Initial public offering price:  $98.264
10.   Commission, spread or profit:  1.875%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  September 10,
2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Scientific Games Corp. 8 1/8% due 9/15/2018
2.   Date of Purchase: August 8, 2010 3.  Date offering commenced:
August 8, 2010
4.   Underwriters from whom purchased:  JP Morgan Chase Securities
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$1,000,000 (Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $250,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  2.00%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  September 10,
2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: BE Aerospace Inc. 6 7/8% due 10/1/2020
2. Date of Purchase: September 13, 2010 3. Date offering commenced: September 13, 2010
4.   Underwriters from whom purchased:  CS First Boston Corp.
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$1,486,560(Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $644,176,000
8.   Purchase price (net of fees and expenses): $99.104
9.   Initial public offering price:  $99.104
10.   Commission, spread or profit:  2.5%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  October 10, 2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Energy Transfer Equity 7 1/2% due 10/15/2020
2. Date of Purchase: September 15, 2010 3. Date offering commenced: September 15, 2010
4.   Underwriters from whom purchased:  CS First Boston Corp.
5. Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$100,000 (Firmwide)
7. Aggregate principal amount or total number of shares of offering: $1,800,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  1.51%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  October 10, 2010


For period ending November 30, 2010
File number 811-8765
Exhibit 77O

FORM 10f-3FUND: Managed High Yield Plus Fund Inc.
Name of Adviser or Sub-Adviser UBS Global Asset Management
(Americas) Inc.
1.   Issuer: Pinafor LLC/Inc. 9% due 10/1/2018
2.   Date of Purchase: September 21, 2010 3.  Date offering
commenced: September 21, 2010
4.   Underwriters from whom purchased:  Banc of America Securities
LLC
5.    Affiliated Underwriter  managing or participating in
syndicate: UBS Investment Bank
6.   Aggregate principal amount or number of shares purchased:
$1,500,000(Firmwide)
7.   Aggregate principal amount or total number of shares of
offering: $1,150,000,000
8.   Purchase price (net of fees and expenses): $100.00
9.   Initial public offering price:  $100.00
10.   Commission, spread or profit:  2.5%
11.  Have the following
conditions been satisfied?
Y
E
S
N
O
a.   The securities are
sold in an offering exempt
from registration under
Section 4(2) of the
Securities Act of 1933,
Rule 144A or Regulation D.
X

b.    The securities are
sold to persons reasonably
believed to be  qualified
institutional buyers
( QIBS ).
X

c.    The securities are
reasonably believed to be
eligible for resale to
other QIBs
X

d.   The securities were
purchased prior to the end
of the first day on which
any sales are made (or if
a rights offering, the
securities were purchased
on or before the fourth
day preceding on which the
offering terminated.)
X

e.   The securities were
purchased at a price not
more than the price paid
by each other purchaser in
the offering or any
concurrent offering.
X

f.    The underwriting was
a firm commitment
underwriting.
X

g    The commission,
spread, or profit was
reasonable and fair in
relation to that being
received by others for
underwriting similar
securities during the same
period.
X

h.    The issuer of the
securities and any
predecessor has been in
continuous operation for
not less than three years.
X

i.    The amount of such
securities purchased by
the Fund and all other
accounts over which the
Adviser (or Sub-Adviser,
if applicable) exercises
investment discretion did
not exceed 25% of the
principal amount of the
offering.
X

j.    No Affiliated
Underwriter benefited
directly or indirectly
from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew A. Iannucci         Date:  October 10, 2010







Managed High Yield Plus Fund
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